Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:
  |_|   Preliminary Proxy Statement            |_| Confidential, For Use of the
                                                   Commission Only (as permitted
  |X|   Definitive Proxy Statement                 by Rule 14a-6(e)(2))
  |_|   Definitive Additional Materials
  |_|   Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12


                                  Howtek, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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




                                  HOWTEK, INC.

                                 21 Park Avenue
                                Hudson, NH 03051

                                                                   June 29, 2001

Dear Fellow Stockholders:

     You are cordially invited to attend our Annual Meeting of Stockholders to be held on Tuesday, August 14, 2001, at 10:30 a.m. at the Hudson Community Center, 1 Constitution Drive, Hudson, New Hampshire 03051.

     The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is important. We will appreciate a prompt return of your signed proxy card and hope to see you at the meeting.

                                      Cordially,


                                      Robert Howard
                                      Chairman of the Board of Directors

                                  HOWTEK, INC.

                                 21 Park Avenue
                           Hudson, New Hampshire 03051

                                  -------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 14, 2001
                            ------------------------

To The Stockholders of HOWTEK, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Howtek, Inc. (the "Company") will be held on Tuesday, August 14, 2001, at 10:30 A.M. at the Hudson Community Center, 1 Constitution Drive, Hudson, New Hampshire 03051 for the following purposes:

     1. To elect seven directors to serve on the Company's Board of Directors for a term of one year and until their respective successors have been duly elected and qualified;

     2. To consider and vote on a proposal to approve the adoption of the Company's 2001 Stock Option Plan.

     3. To ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ended December 31, 2001; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

          Only stockholders of record at the close of business on June 22, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                                             By Order of the Board of Directors,


                                             Connie Webster, Secretary

June 29, 2001

                                  HOWTEK, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 14, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HOWTEK, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, August 14, 2001, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about June 29, 2001. The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

     Proxies in the accompanying form duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

                                VOTING SECURITIES

     Only holders of the Company's common stock, par value $.01 per share, (the "Common Stock") at the close of business on June 22, 2001, (the "Record Date") and holders of the Company's Series A Preferred stock are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 13,632,593 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. In addition, holders of the Company's Series A Preferred Stock vote together with holders of the Common Stock as a single class on all actions to be voted on by the stockholders. Each share of Series A Preferred Stock entitles the holder to 100 votes per share. Based upon 8,150 shares of Series A Preferred Stock outstanding on the Record Date, the holders of the Series A Preferred Stock are entitled to an aggregate of 815,000 votes. There are no cumulative voting rights.

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock and Series A Preferred Stock voting together as one class, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Therefore, the seven nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. A quorum is present if, as of the Record Date, at least a majority of the aggregate votes represented by holders of the outstanding shares of Common Stock and Series A Preferred Stock are present in person or by proxy at the Annual Meeting. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Series A Preferred Stock cast with respect thereto, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

     Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     The inspector of elections appointed for the meeting will tabulate votes cast in person or by proxy at the meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     The address of the principal executive offices of the Company is 21 Park Avenue, Hudson, New Hampshire 03051, Telephone No. (603) 882-5200.

     Proxies   which  are  executed  but  which  do  not  contain  any  specific instructions will be voted in favor of the proposals contained herein.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the Common Stock and Class A Convertible Preferred stock owned on June 22, 2001, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock or Class A Convertible Preferred Stock, (ii) each executive officer and key employee named in the Summary Compensation Table, (iii) each director of the Company, and (iv) all current executive officers and directors as a group. The table also sets forth the shares of the Company's Series B Convertible Preferred Stock beneficially owned by officers, directors or persons named in the Summary Compensation Table.*

                                                                     Number of Shares
          Name and Address of                  Title                   Beneficially            Percentage
           Beneficial Owner                   of Class                Owned (1) (2)             of Class
           ----------------                   --------                -------------             --------
Robert Howard                           Common                          2,423,043 (3)             16.9%
  145 East 57th Street
  New York, New York 10022
Donald Chapman                          Common                          1,862,677 (4)             12.9%
  8650 South Ocean Drive                Preferred Series A                  4,600                 56.4%
  Jenson Beach, FL  34957
W. Scott Parr                           Common                            386,632 (5)              2.8%
  21 Park Avenue                        Preferred Series A                    550                  6.7%
  Hudson, NH  03051                     Preferred Series B                     50                  3.6%
Dr. Lawrence Howard                     Preferred Series A                  1,000                 12.3%
  660 Madison Avenue
  New York, NY  10021
John McCormick                          Preferred Series A                  1,000                 12.3%
  11340 SW Aventine Circus
  Portland, OR  97219
George Walker                           Preferred Series A                  1,000                 12.3%
  2461 Shannon Road
  Northbrook, IL  60062
Ivan Gati                               Common                             65,000 (6)                **
James Harlan                            Common                            102,000 (7)                **
Kit Howard                              Common                             40,000 (8)                **
Brett Smith                             Common                             35,102 (9)                **
                                        Preferred Series B                     20                  1.4%
Harvey Teich                            Common                             75,000 (10)               **
Richard Lehman                          Common                             56,627 (11)               **
Joseph Manseau                          Common                             24,242 (12)               **
All current executive officers and      Common                          3,131,593 (3) &           21.0%
 directors as a group (8 persons)                                          (5) through (10)
                                        Preferred Series A                    550                  6.7%
                                        Preferred Series B                     70                  5.0%

----------
* The shares of Series B Convertible Preferred Stock have no voting rights except as otherwise provided in the Company's Certificate of Incorporation, By-Laws or as otherwise required by law and therefore, do not have a right to vote on matters presented at this Annual Meeting.

** Less than one percent

1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from June 22, 2001, upon the exercise of options, warrants or rights; through the conversion of a security; pursuant to the power to revoke a trust, discretionary account or similar arrangement; or pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Each beneficial owner's percentage ownership is determined by assuming that the options or other rights to acquire beneficial ownership as described above, that are held by such person (but not those held by any other person) and which are exercisable within 60 days from June 22, 2001, have been exercised.

2) Unless otherwise noted, the Company believes that the persons referred to in the table have sole voting and investment power with respect to all shares reflected as beneficially owned by them.

3) Includes options to purchase 10,000 shares of the Company's Common stock at $1.72 per share. Also, includes 393,607 shares exercisable on conversion of $590,000 principal amount of indebtedness outstanding, pursuant to a loan made by Mr. Howard to the Company, which is convertible into 145,455 shares of Common Stock at $1.31 per share, 86,505 shares at $1.16 per share, 62,439 shares at $1.28 per share, 28,445 shares at $2.81, 23,704 shares at $3.38 and $47,059 shares at $2.13 and 310,000 shares exercisable at $1.00 per share on conversion of $310,000 principal amount of indebtedness outstanding pursuant to Convertible Promissory Notes. Also, includes 40,000 shares owned by Mr. Howard's wife.

4) Includes 25,000 shares owned by Mr. Chapman's wife, 460,000 shares of Common Stock issuable upon conversion of 4,600 shares of Series A Convertible Preferred Stock and 340,000 shares of Common Stock issuable upon conversion of 680 shares of Series B Convertible Preferred Stock owned by Mr. Chapman.

5) Includes 11,000 shares owned by Mr. Parr's wife. Also includes options to purchase 204,979 shares of the Company's Common Stock at $1.13 per share, 51,766 shares at $0.81 per share and 2,250 shares at $1.00 per share, 55,000 shares of Common Stock issuable upon conversion of 550 shares of Series A Convertible Preferred Stock and 25,000 shares of Common Stock issuable upon conversion of 50 shares of Series B Convertible Preferred Stock owned by Mr. Parr.

6) Includes options to purchase 15,000 of the Company's Common Stock at $1.72 per share, 25,000 shares at $1.50 per share and 25,000 shares at $0.81 per share.

7) Includes options to purchase 25,000 shares of the Company's Common Stock at $1.75 per share.

8) Includes options to purchase 25,000 shares of the Company's Common Stock at $.81 per share.

9) Includes options to purchase 25,000 of the Company's Common Stock at $3.00 per share. Also, includes 10,000 shares of Common Stock issuable upon conversion of 20 shares of Series B Convertible Preferred Stock.

10) Includes 5,000 shares owned by Mr. Teich's wife. Also includes options to purchase 20,000 of the Company's Common Stock at $1.72 per share, 25,000 shares at $1.50 per share and 25,000 shares at $0.81 per share.

11) Includes 1,000 shares owned by Mr. Lehman's wife. Also includes options to purchase 26,500 of the Company's Common Stock at $1.72 per share, 16,376 shares at $1.13 per share, 7,752 shares at $1.00 per share, 3,333 shares at $0.81 per share and 1,666 at $1.75 per share.

12) Includes options to purchase 2,000 shares of the Company's Common Stock at $1.00 per share, 6,666 shares at $.81 per share, 6,243 shares at $1.13 per share and 9,333 shares at $1.75 per share.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The proxies granted by stockholders will be voted individually at the Annual Meeting for the election of the persons listed below as directors of the Company, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named has indicated to the Board of Directors of the Company that he or she will be available as a candidate.

                                                                        Director
Name                     Age                 Position                    Since
----                     ---                 --------                   --------

Robert Howard.........    78    Chairman of the Board, and Director       1984
W. Scott Parr.........    50    President, Chief Executive Officer
                                and Director                              1998
Ivan Gati.............    55    Director                                  1989
James Harlan..........    49    Director                                  2000
Kit Howard............    58    Director                                  1999
Brett Smith...........    31    Director                                  2000
Harvey Teich..........    82    Director                                  1988

     All persons listed above are currently serving a term of office as directors, which continues until the next annual meeting of stockholders.

     Robert Howard, the founder and Chairman of the Board of Directors of the Company, was the inventor of the first impact dot matrix printer. Mr. Howard was Chief Executive Officer of the Company from its establishment in 1984 until December of 1993. He was the founder, and from 1969 to April 1980 he served as President and Chairman of the Board of Centronics Data Computer Corp. ("Centronics"), a manufacturer of a variety of computer printers. He resigned from Centronics' Board of Directors in 1983. From April 1980 until 1983, Mr. Howard was principally engaged in the management of his investments. Commencing in mid-1982, Mr. Howard, doing business as R.H. Research, developed the ink jet technology upon which the Company was initially based. Mr. Howard contributed this technology, without compensation, to the Company. From June 1988 to September 1998, Mr. Howard served as Chairman of the Board of Presstek, Inc. ("Presstek"), a public company, which has developed proprietary imaging and consumable technologies for the printing and graphic arts, industries and served as Chairman Emeritus of Presstek's Board from September 1998 to December 2000. In February 1994 Mr. Howard entered into a settlement agreement in the form of a consent decree with the Securities and Exchange Commission (the "Commission") in connection with the Commission's investigation covering trading in the Company's Common Stock by an acquaintance of Mr. Howard and a business associate of such acquaintance. Mr. Howard, without admitting or denying the Commission's allegations of securities laws violations, agreed to pay a fine and to the entry of a permanent injunction against future violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934. In addition, in December of 1997, in connection with a Commission investigation into trading of the Securities of Presstek, Mr. Howard, without admitting or denying the Commission's allegations of securities laws violations, agreed to pay a civil penalty of $2,700,000 and to the entry of a final judgment enjoining him future violations of Section
10(b) and 13(a) and Rules 10b-5, 12b-20, 13a-1 and 13a-20 of the Securities Exchange Act of 1934.

     W. Scott Parr joined the Company in January 1998, as President and Chief Executive Officer. He was appointed to the Company's Board of Directors on February 4, 1998. Prior to joining Howtek, Mr. Parr served as Divisional Director and a member of the Board of Directors of SABi International Ventures, Inc., responsible for restructuring and upgrading certain US companies owned by foreign and venture investors. From 1995 to 1997, Mr. Parr was Chief Executive Officer, General Counsel and Director of Allied Logic Corporation, a start-up venture specializing in proprietary molding and manufacturing technologies. From 1990 to 1995 Mr. Parr was General Counsel and a Director of LaserMaster Technologies, Inc. (now VirtualFund.Com, Inc.).

     Ivan Gati is currently an executive business consultant. Mr. Gati served as Chairman of Turner Management Inc., a vertically integrated real estate investment company from 1983 to 2000. Mr. Gati is also a member of the Board of Directors of Universal Automation Systems, Inc.

     James Harlan has been the Executive Vice President and Chief Financial Officer of HNG Storage Company, a natural gas storage and electric development company since 1998. From 1991 to 1997 Mr. Harlan served as General Manager and Chief Financial Officer of Pacific Resources Group and planning and finance development work with various Australasian manufacturing and distribution businesses. He also served as operations research and planning analyst for the White House Office of Energy Policy and Planning from 1977 to 1978, the
Department of Energy from 1978 to 1981, and U.S. Synthetic Fuels Corporation from 1981 to 1984. He has a PhD in applied economics with an operations research dissertation from Harvard University and a BS in Chemical Engineering from Washington University.

     Kit Howard holds a Bachelor of Science Degree from New York University. She has worked in the financial community as a stockbroker from 1980 until 1986. Since then she has assisted Robert Howard, her husband and Chairman of the Company, in his various business enterprises.

     Brett Smith, the son of Mrs. Kit Howard, is currently the Chairman and CEO of ei3 Corporation, a provider of technology services to manufacturing companies utilizing advanced frame relay and internet technologies. Prior to joining ei3 Mr. Smith was a member of the restructuring team from Delta V Technologies, a subsidiary of Presstek, Inc., where he served as Director of Business Development from 1996 to 1999. From 1995 to 1996 Mr. Smith worked for the Asia Times newspaper start-up team in Hong Kong. He began his career as an analyst, from 1992 to 1994, at Susquehanna Investment Group. Mr. Smith received a BS from Emory University.

     Harvey Teich is a retired certified public accountant. On January 1, 1992, the accounting firm of Merman & Teich, where Mr. Teich had been a principal for the previous seventeen years, ceased to operate as a partnership. He is a member of the New York State Society for Certified Public Accountants.

                                   PROPOSAL 2

                       APPROVAL OF 2001 STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 2001 Stock Option Plan (the "2001 Plan").

     In June 2001 the Board of Directors adopted, subject to stockholder approval, the 2001 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees, consultants and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the Company's existing Stock Option Plan has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 2001 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which other wise would be required to maintain current key employees and adequately attract and reward key personnel, and (c) consequently, will prove beneficial to the Company's ability to be competitive.

     To date, no options have been granted under the 2001 Plan. If the 2001 Plan is approved by the stockholders, options may be granted under the 2001 Plan, the time, amounts and specific terms of which cannot be determined at this time. The closing price of the Common Stock as reported by Nasdaq on June 21, 2001 was $2.09.

     The following summary of the 2001 Plan does not purport to be completed, and is subject to and qualified in its entirety by reference to the full text of the 2001 Plan, set forth as Appendix "A" hereto.

Summary of the 2001 Plan

     The 2001 Plan authorizes the granting of options to purchase up to 1,200,000 shares of Common Stock, subject to adjustment as described below. All employees, directors, independent agents, consultants and attorneys of the Company, including those of the Company's subsidiaries, are eligible to be granted Non-Qualified Stock Options (as defined below) under the 2001 Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The 2001 Plan can be administered by the Board of Directors (the "Board") or a Stock Option Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board or the Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the 2001 Plan will expire at the close of business on June 20, 2011.

     The 2001 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Incentive Stock Options granted pursuant to the 2001 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2001 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company
immediately   before  the  grant  ("10%   Stockholder")),   and  under   certain
circumstances set forth in the 2001 Plan, may be exercised within 30 days following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of a Non-Qualified Stock Option or an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted.

     Under the 2001 Plan, the maximum aggregate number of shares as to which options may be granted to an optionee who is an employee of the Company is 250,000. Moreover, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by an optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the
Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 2001 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or the Committee may grant individual options under the 2001 Plan with more stringent provisions than those specified in the 2001 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provide. Stock Options granted under the 2001 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2001 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after June 20, 2011.

Certain Federal Income Tax Consequences of the 2001 Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the 2001 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2.  Non-Qualified  Stock  Options.  With  respect  to  Non-Qualified  Stock
Options,  (i) upon grant of the option,  the optionee will  recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

Recommendation

THE BOARD  RECOMMENDS  A VOTE "FOR" ITEM 2 - APPROVAL  OF THE 2001 STOCK  OPTION
PLAN

                    BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     During the last fiscal year ended December 30, 2000 ("Fiscal 2000"), the Board of Directors held two meetings. In addition, the Board took action by unanimous written consent in lieu of meetings. The Company does not have standing nominating or compensation committees of the Board of Directors or committees performing similar functions.

     The Company has an audit committee of the Board of Directors consisting of Mr. Harlan and Mr. Gati and Mrs. Howard each of whom is an "independent director" under the rules of the National Association of Securities Dealers,
Inc. The audit committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, reviews significant accounting and reporting issues and developments, reviews and discusses the scope and results of each audit with the independent accounts, reviews with management and the independent accounts the Company's interim and year-end operating results and considers the adequacy of the internal accounting controls and audit procedures of the Company. The audit committee may also conduct inquiries into the Company's operations, including, without limitation, inquiries to ensure compliance with applicable laws, securities rules and regulations and accounting standards. The audit committee has adopted a written charter, a copy of which is attached hereto as Appendix B. The audit committee held two meeting(s) during Fiscal 2000.

                             AUDIT COMMITTEE REPORT

     In March 2001, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also conducted discussions with the Company's independent auditors, BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

     The Audit Committee - James Harlan
                           Ivan Gati
                           Kit Howard

                                   PROPOSAL 3

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for Fiscal 2000. The Board of Directors has re-appointed BDO Seidman, LLP as the Company's independent accountants for the Company's fiscal year ending December 31, 2001. The Board of Directors recommends to the stockholders that they ratify this selection. BDO Seidman, LLP has no direct or indirect interest in the Company or any affiliate of the Company. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

     Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for Fiscal 2000 and the reviews of the financial statements included in the Company's Form 10-Q's for Fiscal 2000 totaled $62,315.

     Financial Information Systems Design and Implementation Fees. There were no fees billed to the Company by BDO Seidman, LLP for professional services related to financial information systems design and implementation by BDO Seidman, LLP for Fiscal 2000.

     All Other Fees. There were no fees billed for services rendered by BDO Seidman, LLP, other than those described in the preceding paragraphs.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Name                  Age       Position

W. Scott Parr(1)       50       President, Chief Executive Officer,  Director

Richard F. Lehman(2)   63       Vice President, Engineering

Annette L. Heroux(1)   44       Chief Financial Officer

Joseph E. Manseau(2)   44       Vice President Sales and Marketing

----------
1. Officer appointed by the Board of Directors.
2. Key employees

Richard F. Lehman joined the Company in July 1990, as Director of Scanner Engineering. In December 1993, he was named Vice President of Scanner Engineering and in October 1996, he was named Vice President of Engineering. Prior to joining the Company, Mr. Lehman was employed by Xerox Corporation for 23 years where he served in various engineering and managerial capacities.

Annette L. Heroux joined the Company in October 1987 as Accounting Manager and was named Controller in October 1998 and Chief Financial Officer in July 1999. Prior to joining the Company, Ms. Heroux worked from 1980 to 1987 for Laurier, Inc., a small semiconductor equipment manufacturer, in various financial and managerial capacities.

Joseph E. Manseau joined the Company in August 1998 as Regional Sales Manager and was named to Vice President Sales and Marketing on April 1, 1999. Prior to joining the Company Mr. Manseau worked from 1997 to 1998 for Escher-Grad Tech., Inc. where he was responsible for implementing the sales and marketing strategy for its large format image setters. From 1981 to 1997 he worked for AGFA and Compugraphic, currently divisions of Bayer Corporation, in various marketing and sales capacities.

                             EXECUTIVE COMPENSATION

The following table provides information on the compensation provided by the Company during fiscal years 2000, 1999 and 1998 to the persons serving as the Company's Chief Executive Officer during fiscal 1999, the Company's most highly compensated executive officers and certain key employees serving at the end of the 2000 fiscal year. Included in this list are only those executive officers and key employees whose total annual salary and bonus exceeded $100,000 during the 2000 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                 Securities
                                                                 Underlying
Name and Principal Position             Year        Salary($)     Option(#)
---------------------------             ----        ---------     ---------

W. Scott Parr
Chief Executive Officer...............  2000         138,357          -0-
                                        1999         138,197      127,337
                                        1998         131,502      277,431
Richard Lehman
Vice President, Engineering...........  2000         116,986        5,000
                                        1999         112,735        5,000
                                        1998         101,976       19,128

Joseph E. Manseau
Vice President, Sales & Marketing.....  2000         130,271       28,000
                                        1999         126,529       18,410
                                        1998             N/A          N/A

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   Potential
                                 Individual Grants                                 Realizable Value at
                  Number of    Percent of                                          Assumed Annual
                  Securities   Total Options                                       Rates of Stock
                  underlying   Granted to        Exercise of                       Price Appreciation
                  Options      Employees         Base Price      Expiration        for Option Term
Name              Granted*     in Fiscal Year       ($/Sh)          Date           5%($)      10%($)
----              --------     --------------    ------------    ----------        -----      ------
Joseph Manseau     28,000           7%               1.75        09/21/2010       30,816      78,093

Richard Lehman      5,000           1%               1.75        09/21/2010        5,503      13,945

All options vest in installments at various times between March 21, 2001 and September 21, 2003.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information on an aggregated basis regarding each exercise of stock options during the Company's last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options.

                                               Number of
                                               Securities         Value of
                                               Underlying         Unexercised
                                               Unexercised        In-the Money
                                               Options at         Options at
                    Shares                     FY-End (#)         FY-End($) (1)
                    Acquired on    Value       Exercisable/       Exercisable/
Name                Exercise (#)   Realized    Unexercisable      Unexercisable
----                ------------   ---------   -------------      -------------
W. Scott Parr (2)         0            0      193,380/209,138   406,083/441,025
Joseph Manseau (2)        0            0        14,909/35,501     33,120/57,102
Richard Lehman (2)        0            0         55,628/5,000     101,663/7,200

--------------
(1) Based upon the closing price of the Common Stock on December 31, 2000, of $3.19 per share.
(2) Options granted pursuant to the Company's 1993 Stock Option
    Plan, as amended.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     There is no Compensation Committee or other committee of the Company's Board of Directors performing similar functions. The person who performed the equivalent function in 2000 was Robert Howard, Chairman of the Board who did so under the direction of the Board of Directors. Scott Parr, the Company's Chief Executive Officer and a director, participated in discussions with Mr. Howard during the 2000 fiscal year in his capacity as an executive officer in connection with executive officer compensation. During 2000 none of the executive officers of the Company served on the Board of Directors of Compensation Committee of any other entity, any of whose officers has served on the Board of Directors of the Company.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     There is no Compensation Committee of the Board of Directors or other committee of the Board of Directors performing an equivalent function. As noted above, executive compensation in 2000 was determined by the Company's Chairman, Robert Howard, in consultation with Scott Parr, the Company's Chief Executive Officer. There is no formal compensation policy for either the Chief Executive Officer or the other executive officers of the Company. Executive compensation is based generally on performance and the Company's resources, but not on specific objective criteria.

     Compensation for executive officers consists of a combination of salary and stock options. In 2000 the Company recorded a net loss of $1,827,648 on revenues of $7,793,517 as compared to a net loss of $3,996,828 in 1999 on revenues of $6,663,230. During 2000 there were no increases in salaries to executive officers.

Robert Howard, Chairman    Ivan Gati         James Harlan          Kit Howard
W. Scott Parr              Brett Smith       Harvey Teich

                                PERFORMANCE GRAPH

     The following chart sets forth a line graph comparing the performance of the Company's Common Stock, over the past five years. This graph assumes the investment of $100 on December 31, 1995, in the Company's Common Stock, and compares the performance with the NASDAQ Composite Index and the NASDAQ Computer Manufacturer Index. Measurement points are at December 31 for each respective year.

     Those companies which compete with the Company in its principal market, image scanning, are either small subsidiaries or divisions of large United States corporations or are foreign companies which are either not quoted on a stock exchange or for which data is difficult to obtain. For this reason a more generic index of NASDAQ technology stocks has been adopted. The Company pays no dividends. The NASDAQ Composite Index and the NASDAQ Computer Manufacturer Index reflect a cumulative total return based upon the reinvestment of dividends of the stocks included in those indices. The historical information set forth below is not necessarily indicative of future performance.

                             STOCK PERFORMANCE GRAPH

   [The following table was depicted as a line graph in the printed material]

                     12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                     --------  --------  --------  --------  --------  --------
HOWTEK               $100.00   $26.37    $20.92    $18.18    $35.46    $46.37
NASDAQ Index         $100.00   $123.04   $150.69   $212.51   $394.92   $237.62
NASDAQ Computer      $100.00   $133.90   $161.80   $351.92   $746.35   $420.50
Manufacturing Index

                              RELATED TRANSACTIONS

The Company has a Convertible Revolving Credit Promissory Note ("the Convertible Note") and Revolving Loan and Security Agreement (the "Loan Agreement") with Mr. Robert Howard, Chairman of the Board of Directors of the Company, under which Mr. Howard has agreed to advance funds, or to provide guarantees of advances made by third parties in an amount up to $3,000,000, of which $2,410,000 was available at December 31, 2000. The balances under the Loan Agreement mature
January 4, 2002 (the "Maturity Date"). The Maturity Date may be extended by agreement of the parties. Outstanding advances are collateralized by substantially all of the assets of the Company and bear interest at prime interest rate plus 2%. The Convertible Note entitles Mr. Howard to convert outstanding advances into shares of the Company's common stock at any time based on the outstanding closing market price of the Company's common stock at the time each advance is made. A total of $590,000 is outstanding under the Loan Agreement.

The Company has Secured Demand Notes and Security Agreements (the "New Notes") owed to Mr. Robert Howard. Principal of these notes are due and payable in full, together with interest accrued and any penalties provided for, on demand. Under the terms of the New Notes the Company agreed to pay interest at the lower rate of (a) 12% per annum, compounded monthly or (b) the maximum rate permitted by applicable law. The New Notes currently bear interest at 12%. Payment of the New Notes is secured by a security interest in certain assets of the Company. A total of $500,000 is outstanding pursuant to the New Notes.

During 1999 the Company borrowed, $310,000 from Mr. Robert Howard, pursuant to Convertible Promissory Notes (the "Promissory Notes"). Principal on these Promissory Notes are payable in equal payments based on the borrowed amount at the end of each quarter starting March 31, 2003 through December 31, 2006. Under the terms of the Promissory Notes the Company agreed to pay interest at a fixed rate of 7% per annum. At the Company's option it may pay the interest in either cash or in restricted shares of the Company's common stock, or in any combination thereof. Interest paid in shares of the Company's common stock will be paid at the greater of $1.00 per share or the average per share closing market price at the time each interest payment is due. The Promissory Notes entitles the payee to convert outstanding principal due into shares of the Company's common stock at $1.00 per share. The Company owes $310,000 pursuant to the Promissory Notes.

As of December 31, 2000, the Company had one lease obligation related to its facility. The lease obligation through September 30, 2001 is approximately $58,875. The Company's principal executive offices and research and development laboratory is leased by the Company from Mr. Robert Howard pursuant to a lease, which expires September 30, 2001. Rental expense for the year ended December 31, 2000 was $78,500.

Additionally, in April 2000 the Company sold shares of its 7% Series A Convertible Preferred Stock, 1,000 shares to an unrelated party, 1,000 shares to Dr. Lawrence Howard, son of the Company's Chairman Robert Howard, and 250 shares to Mr. W. Scott Parr, the Company's President for gross proceeds of $225,000.

                           DEADLINE FOR SUBMISSION OF
                              STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2002, must (i) submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement no later than April 1, 2002, and (ii) must satisfy the conditions established by the Securities and Exchange Commission and the Company's By-laws for stockholder proposals, in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

     After the April 1, 2002 deadline, a stockholder may present a proposal at the Company's Annual Meeting, to be held in the year 2002, if it is submitted to the Company's Secretary at the address set forth below no later than May

14, 2002. If timely submitted, the stockholder may present the proposal at the Annual Meeting, to be held in the year 2002, but the Company is not obligated to present the matter in its proxy statement.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JUNE 22, 2001. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                          HUDSON, NEW HAMPSHIRE 03051
                         ATTENTION: MS. CONNIE WEBSTER

IN ADDITION, COPIES OF ANY EXHIBITS TO THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE TO STOCKHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE ABOVE ADDRESS.

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                      By order of the Board of Directors,


                                      ROBERT HOWARD
                                      Chairman of the Board of Directors

June 29, 2001

                                                                      Appendix A

                             2001 STOCK OPTION PLAN
                                       OF
                                  HOWTEK, INC.

1. Purpose

     Howtek, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholders. By affording key personnel and other persons who are expected to contribute to the success of the Company the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company, the 2001 Stock Option Plan of Howtek, Inc. (the "2001 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries", as used herein, shall have the meaning set forth in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor thereto.

     The word  "Parent"  as used  herein,  shall have the  meaning  set forth in
Section 424(e) of the Code, or any successor thereto.

2. Scope and Duration

     Options under the 2001 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Code, or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 2001 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 2001 Plan is 1,200,000 shares of the common stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. Under this Plan the maximum number of shares with respect to which options may be granted to any individual employee of the Company or a subsidiary of the Company during the term of the 2001 Plan is 250,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 2001 Plan shall have been terminated) become available for subsequent option grants under the 2001 Plan. As provided in Paragraph 13 hereof, the 2001 Plan shall become effective on June 21, 2001, and unless terminated sooner pursuant to Paragraph 14 hereof, the 2001 Plan shall terminate on June 20, 2011, and no option shall be granted hereunder after that date.

3. Administration

     The 2001 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee, which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist solely of at least two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act") or any successor rule and, if practicable, shall be "outside directors" as defined in Section 162(m) of the Code. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2001 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 2001 Plan; to prescribe, amend and rescind rules and regulations relating to the 2001 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 2001 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2001 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ or engage one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 2001 Plan.

4. Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries or, if applicable, its present and future Parent and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries or Parent. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2001 Plan. An employee who has been granted an option or options under the 2001 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants, attorneys and advisors, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

5. Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and shall not be less than 100% of the Fair Market Value (as defined in Paragraph 15 hereof) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in Paragraph 12 hereof. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6. Term of Options

     The term of each option shall be not more than 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in Paragraphs 10 and 11 hereof.

7. Exercise of Options

     (a) Subject to the provisions of the 2001 Plan, options granted under the 2001 Plan shall become exercisable as determined by the Board of Directors or Committee, as the case may be. In its sole discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 2001 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 2001 Plan shall immediately become exercisable in full upon the happening of specifically defined events, including any of the following events: (i) a "change in control" of the Company as hereafter defined; (ii) with respect to an employee, on his 65th birthday; or (iii) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Paragraph 10 hereof. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 2001 Plan.

     (b) For purposes of the 2001 Plan, a "change in control of the Company" shall be deemed to occur, unless previously consented to in writing by the optionee or any person entitled to act under Paragraph 11 hereof, upon (i) the actual acquisition or the execution of an agreement to acquire 50% or more of the voting securities of the Company by any person or entity not affiliated with the grantee, or any person entitled to act under Paragraph 11 hereof (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than 50% of the voting securities of the Company by any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, (iii) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 50% of the voting securities of the Company,
(iv) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Company; provided, however, for purposes of the 2001 Plan, it shall not be deemed a change in control of the Company if such person or entity acquires 50% or more of the voting securities of the Company (A) as a result of a combination of the Company or a wholly-owned subsidiary of Company with another entity owned or controlled by such persons or entity (whether effected by a merger, sale of assets or exchange of stock or otherwise) (the "Combination") and (B) after completion of the Combination and for a continuous period of not less than twelve (12) months thereafter (I) executive officers of the Company (as designated in the Company's most recent Annual Report on Form 10-K or its most recent Proxy Statement filed with the Securities and Exchange Commission with respect to its Annual Meeting of Stockholders) immediately prior to the Combination constitute not less than 50% of the executive officers of the Company after the Combination or (II) the members of the Board of Directors of Company immediately prior to the Combination constitute not less than 50% of the membership of the Board of Directors of the Company after the Combination. For purposes of calculating the executive officers of the Company after the Combination, those executive officers who are terminated by the Company for cause or who terminate their employment without good reason, as determined by the Board of Directors or Committee shall be excluded from the calculation entirely.

     (c) Any option at any time granted under the 2001 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 2001 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

     Any option granted under the 2001 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (d) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the
Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (d), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (e) If the payment of the purchase price is to be made in cash, the cash purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in Paragraph 15 hereof) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (f) Except as provided in Paragraphs 10 and 11 hereof, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary or Parent.

8. Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of Paragraph 15 hereof at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries or Parent with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 2001 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9. Non-Transferability of Options

     Except as may be otherwise provided by the Board or Committee with respect to a Non-Qualified Option, options granted under the 2001 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10. Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 2001 Plan shall be terminated (except as set forth in Paragraph 11 hereof), such option may be, subject to the provisions of the 2001 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within thirty (30) days after such termination (or such later date as may be determined by the Board or Committee, as the case may be), but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company (termination due to retirement at or after age 65 shall be deemed to be with the consent of the Company) shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 2001 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 2001 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence.

11. Death or Disability of Employee

     If an employee to whom an option has been granted under the 2001 Plan shall die while employed by the Company or a Subsidiary or within thirty (30) days after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 2001 Plan shall be terminated as the result of a disability (the determination of which shall be made by the Board of Directors or Committee, as the case may be), such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

12. Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 2001 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 2001 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its sole discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive and binding upon the Company and the participants in the 2001 Plan. Any fractional shares resulting from such adjustments shall be eliminated.

13. Effective Date

     The 2001 Plan shall become effective on June 21, 2001, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before June 21, 2002.

14. Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 2001 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 2001 Plan or materially modify the requirements as to eligibility for participation in the 2001 Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 2001 Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.

15. Miscellaneous

     As said term is used in the 2001 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common
Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 2001 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 2001 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed,
(ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 2001 Plan, the Board of Directors or the Committee, as the case may be, in its sole discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 2001 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 2001 Plan, including the ability of an option holder to exercise an option after cessation of employment; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     NOTHING IN THE 2001 PLAN OR IN ANY OPTION GRANTED PURSUANT TO THE 2001 PLAN SHALL CONFER UPON ANY EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE
COMPANY OR ANY OF ITS SUBSIDIARIES OR PARENT OR AFFILIATED COMPANIES OR INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY SUCH SUBSIDIARY OR PARENT OR AFFILIATED COMPANIES TO TERMINATE SUCH EMPLOYMENT AT ANY TIME.

16. Compliance with SEC Regulations.

     It is the Company's intent that the 2001 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 2001 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                                                                      Appendix B

                             AUDIT COMMITTEE CHARTER

Composition

There shall be a committee of the board of directors (the "Board") of Howtek, Inc. (the "Company") to be known as the audit committee which, no later than June 14, 2001, shall have at least three (3) members, comprised solely of independent directors, as such term is defined in Marketplace Rule 4200 of the National Association of Securities Dealer's, Inc. ("NASD"), subject to the exception in NASD Marketplace Rule 4350.

Each member of the audit committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. In addition, at least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee who will have authority to act on behalf of the audit committee between meetings.

Responsibilities

The responsibilities of the audit committee are as follows:

     o Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the Company consistent with the Independence Standards Board Standard 1.

     o Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

     o In view of the outside auditor's ultimate accountability to the Board and the audit committee, as representatives of the shareholders, the audit committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

     o Review with the outside auditor, the company's internal auditor (if any), and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     o Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

     o Review the financial statements contained in the annual report to stockholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the stockholders.

     o Meet with the internal auditor (if any), outside auditor or the management privately to discuss any matters that the audit committee, the internal auditor (if any), the outside auditor or the management believe should be discussed privately with the audit committee.

     o    Review and reassess the adequacy of the committee's charter annually.

     o Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                  HOWTEK, INC.
                                 21 PARK AVENUE
                           HUDSON, NEW HAMPSHIRE 03051

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 14, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT HOWARD and W. SCOTT PARR, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Howtek, Inc. on Tuesday, August 14, 2001, at 10:30 o'clock in the morning, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:

          FOR all nominees listed below (except as marked to the
          contrary below)                                                  / /
          WITHHOLD AUTHORITY to vote for all nominees listed below         / /

     Robert Howard, W. Scott Parr, Ivan Gati, James Harlan, Kit Howard, Brett Smith and Harvey Teich. (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

     ---------------------------------------------------------------------------

2. To consider and vote upon a proposal to adopt the Company's 2001 Stock Option Plan.

     / / FOR             / / AGAINST              / / ABSTAIN

3. Ratification of appointment of BDO Seidman, LLP independent certified public accountants, as auditors for the Corporation for the fiscal year ending December 31, 2001.

     / / FOR             / / AGAINST              / / ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                     (CONTINUED AND TO BE SIGNED ON REVERSE)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND THE PROPOSALS LISTED ABOVE.

                                   Please sign exactly as name appears hereon.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   DATED: ____________, 2001

                                   ___________________________________
                                   Signature

                                   ___________________________________
                                   Signature if held jointly.
                                   Please mark, sign, date and
                                   return this proxy card
                                   promptly using the enclosed
                                   envelope.